UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2019

ALTRIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street, Richmond, Virginia		23230
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (804) 274-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 25, 2019, Altria Group, Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to its $3.0 billion senior unsecured 5-year revolving credit agreement, dated as of August 1, 2018 (the “Credit Agreement”), with the lenders party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A. (“JPMCB”) and Citibank, N.A. (“Citibank”), as administrative agents. The Amendment will be effective upon the closing of the Company’s previously announced investment in Cronos Group Inc. (the “Cronos Investment”).

The Amendment amends the Credit Agreement to add certain covenants and an event of default specifically related to the Cronos Investment that are included in the Company’s Term Loan Agreement, dated as of December 20, 2018 (the “Term Loan Agreement”), with the lenders named therein and JPMCB, as administrative agent, which the Company entered into to fund the Cronos Investment and its previously announced investment in JUUL Labs, Inc. The Term Loan Agreement was previously disclosed in the Company’s Current Report on Form 8-K filed on December 20, 2018.

All other terms and conditions of the Credit Agreement remain in full force and effect.

Some of the Lenders and their affiliates have various relationships with the Company and its subsidiaries involving the provision of financial services.

The description above is a summary and is qualified in its entirety by the Amendment, a copy of which is attached as Exhibit 10.1 and incorporated by reference in this Current Report on Form 8-K. The Credit Agreement was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 1, 2018.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Officer

As previously reported, on January 8, 2019, Ivan S. Feldman, Vice President and Controller of the Company, announced his intention to retire effective April 30, 2019. On January 30, 2019, the Board of Directors of the Company (the “Board of Directors”) elected Steven D’Ambrosia to become Vice President and Controller of the Company, effective upon Mr. Feldman’s retirement.

Mr. D’Ambrosia, age 52, currently serves as Senior Director, Accounting and Reporting, Altria Client Services LLC, a wholly owned subsidiary of the Company, a position he has held since August 2014. Prior to this role, he served as Director, Reporting and Analysis from 2008 through July 2014. Since 1995, he has been continuously employed by Company subsidiaries in various accounting, financial reporting, planning and analysis positions.

As a result of his election, Mr. D’Ambrosia will become a salary band F employee effective May 1, 2019. The Compensation Committee of the Board of Directors set his annual base salary at $265,000, which is consistent for salary band F employees.

Mr. D’Ambrosia’s annual incentive award plan, long-term incentive plan (“LTIP”) and annual equity award targets are consistent with current salary band F targets as follows: Mr. D’Ambrosia’s annual incentive award plan target will be 50% of base salary, his LTIP award target will be 35% of each of his year-end base salaries over the three-year performance cycle and his annual equity award target is $165,000. Mr. D’Ambrosia will be eligible to participate in the same compensation programs as the Company’s other executive officers.

The Company’s annual incentive award plan, long-term incentives and other elements of its executive compensation program are more fully described under the “Compensation Discussion and Analysis” section of the Company’s Proxy Statement for its 2018 Annual Meeting of Shareholders filed on April 5, 2018.

Arrangement with Retiring Named Executive Officer

As previously reported, on January 4, 2019, Craig A. Johnson, President and Chief Executive Officer, Altria Group Distribution Company, a wholly owned subsidiary of the Company (“AGDC”), announced his intention to retire effective March 1, 2019.

Mr. Johnson will remain eligible for cash payments under the Company’s (i) annual incentive award plan for 2019 and (ii) 2017-2019 LTIP for his service as President and Chief Executive Officer, AGDC, in each case, pro-rated through the date of his retirement. The pro-rated payment under the annual incentive award plan will be $151,000, reflecting individual and Company performance ratings at target. The pro-rated payment under the 2017-2019 LTIP will be based on an individual performance rating at target and a Company performance rating using actual Company business performance. His award target for the annual incentive award plan is 95% of his base salary, and his award target for the 2017-2019 LTIP is 140% of each of his year-end base salaries over the three-year performance cycle. These targets are consistent with the pre-existing targets for salary band B. There is no guarantee of any payment under the LTIP. In addition, in accordance with the terms of the Company’s shareholder-approved 2015 Performance Incentive Plan and related award agreements, all of Mr. Johnson’s unvested restricted stock units and performance stock units will become fully vested upon the date of his retirement and paid in accordance with their terms due his retirement at or after age 65. Mr. Johnson will also be entitled to payments and benefits generally available to employees under the terms of the Company’s benefit plans.

The Company expects that Mr. Johnson will serve as a consultant to the Company upon his retirement for a period ending December 31, 2019, unless terminated earlier, and receive $50,000 per month.

Mr. Johnson will remain subject to the restrictive covenants and other terms of the Executive Confidentiality and Non-Competition Agreement, dated February 7, 2011, between the Company and Mr. Johnson for the period set forth in that agreement. A copy of the form of the Executive Confidentiality and Non-Competition Agreement was filed previously as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on January 27, 2011.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amendment No. 1 to the Credit Agreement, dated January 25, 2019, among the Company, the Lenders and JPMCB and Citibank, as administrative agents.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By: /s/ W. HILDEBRANDT SURGNER, JR.
Name: W. Hildebrandt Surgner, Jr.
Title: Vice President, Corporate Secretary and Associate General Counsel

DATE: January 31, 2019

4